SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                          Date of Report: May 24, 2000


                                TRUDY CORPORATION
                                 353 Main Avenue
                           Norwalk, Connecticut 06851


                           Commission File No. 0-16056
                      Incorporated in the State of Delaware
                      Federal Identification No. 06-1007765


                            Telephone: (203) 846-2274

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ITEM 5.  OTHER EVENTS

The Registrant announced on May 23, 2000 that the agreement that it announced on May 4, 2000 whereby Janex International, Inc. would purchase control of the Registrant from the Burnham Family has been terminated. See attached Exhibit 1.


                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           TRUDY CORPORATION


Date: May 24, 2000                  By /s/ WILLIAM W. BURNHAM
                                    --------------------------------------------
                                           William W. Burnham, President & Chief
                                           Executive Officer